Exhibit 10.1
INCREMENTAL REVOLVING CREDIT COMMITMENT ASSUMPTION AGREEMENT

THIS INCREMENTAL REVOLVING CREDIT COMMITMENT ASSUMPTION AGREEMENT, dated as of July 23, 2025 (this “Agreement”), is among BLUE OWL NLT OPERATING PARTNERSHIP LP (f/k/a OAKTRUST OPERATING PARTNERSHIP L.P.), a Delaware limited partnership (the “Borrower”), the other Loan Parties (as defined in the Credit Agreement (defined below)) solely for purpose of Section VI hereof, KEYBANK NATIONAL ASSOCIATION, as Agent for the Lenders (in such capacity, the “Agent”), and the Additional Lender (defined below).

RECITALS

        WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to the Amended and Restated Credit Agreement, dated as of June 12, 2025 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

        WHEREAS, the Borrower has requested (i) an increase in the Dollar Revolving Credit Commitment (such increase in the Dollar Revolving Credit Commitment, the “Incremental Dollar Revolving Commitment”) and (ii) an increase in the Alternative Currency Revolving Commitment (such increase in the Alternative Currency Revolving Commitment, the “Incremental Alternative Currency Revolving Commitment” and, together with the Incremental Dollar Revolving Commitment, the “Incremental Commitments”) pursuant to Section 2.11 of the Credit Agreement as more particularly set forth herein, and the Additional Lender (defined below) has agreed to provide such Incremental Commitments, subject to the terms and conditions set forth herein.

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.COMMITMENTS. Standard Chartered Bank (the “Additional Lender”) hereby commits on the terms set forth in this Agreement to make the Incremental Commitments in the principal amount set forth opposite the Additional Lender’s name on Schedule A available to the Borrower on the Increase Effective Date (defined below) subject to the conditions precedent set forth in Section III below. After giving effect to the Incremental Commitments, the aggregate Revolving Credit Commitments shall be as set forth on Schedule B hereto. The Agent, the Borrower and the Additional Lender agree that as of the Increase Effective Date, the Additional Lender shall be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, including, without limitation, this Agreement. The address of the Additional Lender for purposes of all notices and other communications under the Credit Agreement and the other Loan Documents is as set forth on the administrative questionnaire delivered by the Additional Lender to the Agent.

II.REPRESENTATIONS. The Borrower, on its own behalf and on behalf of the other Loan Parties, hereby represents, warrants and confirms that (a) the representations and warranties made or deemed made by the Borrower or any other Loan Party in the Credit Agreement and each other Loan Document to which such Loan Party is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Credit Agreement, and (b) immediately before and after giving effect to this Agreement and the Incremental Commitments on the date hereof, no Default or Event of Default exists.

III.CONDITIONS TO EFFECTIVENESS. This Agreement will become effective on the first date (the “Increase Effective Date”) on which the following conditions are satisfied:

A.The Agent shall have received counterparts of this Agreement executed and delivered by the Borrower, the other Loan Parties, the Additional Lender and the Agent.

B.If so requested by the Additional Lender, the Agent shall have received Notes (as applicable) made by the Borrower and payable to the Additional Lender.

C.The Agent shall have received a certificate of each Loan Party, signed by an Authorized Officer of such Loan Party and dated as of the Increase Effective Date, certifying (i) that attached thereto is a true and complete copy of each organizational document of such entity certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, managers, or other applicable governing body of such entity authorizing the Incremental Commitments and the execution, delivery and performance of the documents executed in connection with this Agreement, (iii) that attached thereto is a certificate of good standing or certificate of similar meaning (to the extent such concept is applicable in the applicable jurisdiction) with respect to each such entity issued as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be (or, in the case of each Guarantor, a bringdown good standing letter to accompany the certificate of good standing for such Person delivered to the Agent on the Closing Date), (iv) as to the incumbency and specimen signature of each officer executing any documents delivered in connection with this Agreement on behalf of such entity, and (v) in the case of the Borrower, that (x) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the Increase Effective Date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Credit Agreement, and (y) no Default or Event of Default exists; provided that in the case of the certificate delivered with respect to any Loan Party, such certificate can certify that there have been no changes to such documents or items described in the foregoing clauses (i) or (iv) since the most recent delivery thereof to the Agent on or after the Closing Date.

D.The Agent shall have received a customary written opinion addressed to the Lenders and the Agent and dated as of the Increase Effective Date from counsel to the Borrower and each Guarantor.

E.The Borrower shall have paid all fees that are due and payable under any applicable Fee Letter by and among the Borrower, the Agent and/or the Additional Lender.

F.The Agent shall have received all other amounts due and payable by the Borrower to the Agent pursuant to any Loan Document on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.

G.After giving effect to this Agreement, the Borrower is in compliance with the requirements of Sections 2.11(e) of the Credit Agreement.

IV.TERMS GENERALLY.

A.Other than as set forth herein, for all purposes under the Credit Agreement and the other Loan Documents, (i) the Incremental Dollar Revolving Commitment and any Loan made using the Incremental Dollar Revolving Commitment (such Loans, the “Incremental Dollar Revolving Loans”) shall have the same terms as the initial Dollar Revolving Credit Commitments and initial Dollar Revolving Credit Loans, respectively, and shall be treated for all terms and conditions as the same Class of Commitments and Loans, as applicable, as the initial Dollar Revolving Credit Commitments and initial Dollar Revolving Credit Loans, as applicable, and (ii) the Incremental Alternative Currency Revolving Commitment and any Loan made using the Incremental Alternative Currency Revolving Commitment (such Loans, the “Incremental Alternative Currency Revolving Loans”) shall have the same terms as the initial Alternative Currency Revolving Commitments and initial Alternative Currency Loans, respectively, and shall be treated for all terms and conditions as the same Class of Commitments and Loans, as applicable, as the initial Alternative Currency Revolving Commitments and initial Alternative Currency Loans, as applicable.

B.Upon the occurrence of the Increase Effective Date, (i) the Incremental Dollar Revolving Commitment and any Incremental Dollar Revolving Loans shall automatically and without further action by any Person constitute, for all purposes of the Credit Agreement and the other Loan Documents, Dollar Revolving Credit Commitments and Dollar Revolving Credit Loans, respectively, and (ii) the Incremental Alternative Currency Revolving Commitment and any Incremental Alternative Currency Revolving Loans shall automatically and without further action by any Person constitute, for all purposes of the Credit Agreement and the other Loan Documents, Alternative Currency Revolving Commitments and Alternative Currency Loans, respectively.

C.The Agent shall take any and all action as may be reasonably necessary to ensure that (i) the Incremental Dollar Revolving Commitment and the Incremental Dollar Revolving Loans are included in each repayment or commitment reduction, as applicable, of Dollar Revolving Credit Commitments and Dollar Revolving Credit Loans, as applicable, on a pro rata basis, and (ii) the Incremental Alternative Currency Revolving Commitment and the Incremental Alternative Currency Revolving Loans are included in each repayment or commitment reduction, as applicable, of Alternative Currency Revolving Commitments and Alternative Currency Loans, as applicable, on a pro rata basis.

V.CREDIT AGREEMENT GOVERNS. Notwithstanding anything to the contrary set forth in this Agreement, the Credit Agreement or the other Loan Documents and for the avoidance of doubt, the obligation of the Additional Lender to make (i) its Incremental Commitments available, in each case, on the Increase Effective Date shall be subject to the satisfaction or waiver of the conditions set forth in Section III above, and (ii) its portion of Dollar Revolving Credit Loans and Alternative Currency Loans from time to time thereafter shall be subject to the terms and conditions of the Credit Agreement applicable to Dollar Revolving Credit Loans and Alternative Currency Loans, respectively.

VI.CONFIRMATION OF GUARANTY. Each Loan Party (a) confirms its obligations under the Guaranty to which it is a party, (b) confirms that the obligations under the Credit Agreement as modified hereby (including, without limitation, the Incremental Commitments) constitute “Obligations” (as defined in the Credit Agreement), (c) confirms its guarantee of the Obligations under the Guaranty to which it is a party, (d) confirms that the Obligations under the Credit Agreement as modified hereby are entitled to the benefits of the guarantee set forth in the Guaranty to which it is a party, and (e) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of the Guaranty to which it is a party. Each Loan Party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect.

VII.ADDITIONAL LENDER. The Additional Lender (i) confirms that it has received a copy of the Credit Agreement, the other Loan Documents and any amendments and exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it has and will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in entering into the Credit Agreement and this Agreement, and in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. Upon the Increase Effective Date, the Additional Lender shall make available to the Agent, in accordance with Section 2.11(d) of the Credit Agreement, (x) Dollar Revolving Credit Loans in an amount sufficient to cause the outstanding Dollar Revolving Credit Loans then held by all Dollar Revolving Credit Lenders to be repaid such that the outstanding Dollar Revolving Credit Loans held by each Dollar Revolving Credit Lender (including the Additional Lender) following such repayment are pro rata in accordance with the Dollar Revolving Credit Commitment of each such Dollar Revolving Credit Lender after giving effect to this Agreement, and (y) Alternative Currency Loans in an amount sufficient to cause the outstanding Alternative Currency Loans then held by all Alternative Currency Revolving Lenders to be repaid such that the outstanding Alternative Currency Loans held by each Alternative Currency Revolving Lender (including the Additional Lender) following such repayment are pro rata in accordance with the Alternative Currency Revolving Commitment of each such Alternative Currency Revolving Lender after giving effect to this Agreement.

VIII.MISCELLANEOUS.

A.Each party hereto agrees that, except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents.

B.On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time. This Agreement shall constitute a Loan Document.

C.This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this

Agreement by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Agreement for all purposes. Section 11.8 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

D.This Agreement shall be construed in accordance with and governed by the law of the State of New York. Section 11.7 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

E.Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

[Remainder of page intentionally blank]

    IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

BORROWER:

BLUE OWL NLT OPERATING PARTNERSHIP LP,
a Delaware limited partnership
By: BLUE OWL REAL ESTATE NET LEASE TRUST, its general partner

By:    /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer

[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

GUARANTORS:

BLUE OWL REAL ESTATE NET LEASE TRUST,
a Maryland statutory trust

By: /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer
[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

Project Pearl Pasco LLC
Oak Trust Sub‐REIT I, LLC
Oak Trust Sub‐REIT II, LLC
        OT CB I Owner LLC
        OT MA Owner LLC
Project Bronco Fayetteville LLC
ENBHOTX001 LLC
CHWSNJ001 LLC
TEN Portfolio Owner LLC
LOPLMI001 LLC
LOSTOH001 LLC
Project Oyster Pasco LLC
Project Pearl Pasco Holdings LLC
ES ALIA Owner LLC
ES ATGA Owner LLC
ES CAGA Owner LLC,
ES CAWY Owner LLC
ES CHWY Owner LLC
ES CSCO Owner LLC
ES COTN Owner LLC
ES CGWI Owner LLC
ES FMFL Owner LLC
ES GELA Owner LLC
ES GUMS Owner LLC
ES JOAR Owner LLC
ES LALA Owner LLC
ES LCFL Owner LLC
ES MAAL Owner LLC
ES MOAL Owner LLC
ES RHGA Owner LLC
ES SPSC Owner LLC
ES TROH Owner LLC
GMBEIL001 LLC
Project Maverick Calgary LLC
OT SM Owner A LLC
OT SM Owner B LLC
OT SM Owner C LLC
HILBAOH001 LLC
HILMTOH001 LLC
JCTANC001 LLC
JCHCTX001 LLC
JCSANC001 LLC
DG ELKMONT LLC
DG LEESBURG LLC
DG HALEYVILLE LLC
[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

TSBRPA001 LLC
SB ORENT PORTFOLIO OWNER LLC
DG ORENT PORTFOLIO OWNER LLC
DG BARNEVELD LLC
WTCHRI001 LLC
WTNARI001 LLC
WTNKRI001 LLC
WTWARI001 LLC
Blue Owl Real Estate Exchange TRS LLC,
DG SAUQUOIT LLC
MVMCPA001 SM LLC
MVMOAL001 LLC
each a Delaware limited liability company
By: BLUE OWL NLT OPERATING PARTNERSHIP LP, its managing member
By: BLUE OWL REAL ESTATE NET LEASE TRUST, its general partner

By: /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer

[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

PAORON001 HOLDINGS ULC, a British Columbia unlimited liability company
By: BLUE OWL NLT OPERATING PARTNERSHIP LP, its managing member
By: BLUE OWL REAL ESTATE NET LEASE TRUST, its general partner

By: /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer

DOCOON001 HOLDINGS ULC, a British Columbia unlimited liability company

By: /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer
[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

JCDOAL002 LLC
JCMLCA 002 LLC
JCLEIN002 LLC
JCPAKS002 LLC, each a Delaware limited liability company
By: BLUE OWL NLT OPERATING PARTNERSHIP LP, its manager
By: BLUE OWL REAL ESTATE NET LEASE TRUST, its general partner

By: /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer

[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

MGKY001 Owner LLC, a Delaware limited liability company
By: OT MA OWNER LLC, its sole member
By: BLUE OWL NLT OPERATING PARTNERSHIP LP, its managing member
By: BLUE OWL REAL ESTATE NET LEASE TRUST, its general partner

By: /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer

[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

OT WA OWNER LLC
WBCCTX001 LLC
WBHOTX003 LLC
WBHOTX004 LLC
WBKITX001 LLC
WBPLTX001 LLC
WBSATX001 LLC,
QCTSJCA001 LLC, each a Delaware limited liability company
By: OAK TRUST SUB-REIT I, LLC, its sole member
By: BLUE OWL NLT OPERATING PARTNERSHIP LP, its member
By: BLUE OWL REAL ESTATE NET LEASE TRUST, its general partner

By: /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer
[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

Mountain Portfolio Owner LLC
Mountain Portfolio Owner NC LLC
JCSEWA001 LLC, each a Delaware limited liability company
By: OAK TRUST SUB-REIT II, LLC, its member
By: BLUE OWL NLT OPERATING PARTNERSHIP LP, its member
By: BLUE OWL REAL ESTATE NET LEASE TRUST, its general partner

By: /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer

[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

CB Portfolio Owner LLC
CBPFTN001 LLC
CBMUTN001 LLC
CBLCTN001 LLC
CBLATN001 LLC
CBCRTN001 LLC
CBCOTN002 LLC, each a Delaware limited liability company
By: OT CB I OWNER LLC, its sole member
By: BLUE OWL NLT OPERATING PARTNERSHIP LP, its managing member
By: BLUE OWL REAL ESTATE NET LEASE TRUST, its general partner

By: /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer

[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

ES HUTX Owner LP
ES SATX Owner LP
ESTX Portfolio Owner LP, each a Delaware limited liability partnership
By: ESTX Portfolio Owner GP LLC, its general partner
By: BLUE OWL NLT OPERATING PARTNERSHIP LP, its shareholder
By: BLUE OWL REAL ESTATE NET LEASE TRUST, its general partner

By: /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer

[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

Project Laser Huntsville LLC, a Delaware limited liability company
By: PROJECT PEARL PASCO HOLDINGS LLC, its managing member
By: BLUE OWL NLT OPERATING PARTNERSHIP LP, its managing member
By: BLUE OWL REAL ESTATE NET LEASE TRUST, its general partner

By: /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer

[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

Project Maverick Calgary Holdings LLC, a Delaware limited liability company
By: PROJECT MAVERICK CALGARY LLC, its managing member
By: BLUE OWL NLT OPERATING PARTNERSHIP LP, its managing member
By: BLUE OWL REAL ESTATE NET LEASE TRUST, its general partner

By: /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer

[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

TENSKIL001 LLC, a Delaware limited liability company
By: TEN PORTFOLIO OWNER LLC, its shareholder
By: BLUE OWL NLT OPERATING PARTNERSHIP LP, its shareholder
By: BLUE OWL REAL ESTATE NET LEASE TRUST, its general partner

By: /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer

[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

SBALOK001 LLC
SBTUOK001 LLC, each a Delaware limited liability company
By: SB ORENT PORTFOLIO OWNER LLC, its Shareholder
By: BLUE OWL NLT OPERATING PARTNERSHIP LP, its sole Member
By: BLUE OWL REAL ESTATE NET LEASE TRUST, its general partner

By: /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer

[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

DGPRWI001 LLC
DGGRWI001 LLC
DGACWI001 LLC
DGLSWI001 LLC
DGPLWI001 LLC, each a Delaware limited liability company
By: DG ORENT PORTFOLIO OWNER LLC, its sole Member
By: BLUE OWL NLT OPERATING PARTNERSHIP LP, its sole Member
By: BLUE OWL REAL ESTATE NET LEASE TRUST, its general partner

By: /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer

[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

Blue Owl Real Estate Exchange LLC, a Delaware limited liability company
By: BLUE OWL REAL ESTATE EXCHANGE TRS LLC, its Sole Member
By: BLUE OWL NLT OPERATING PARTNERSHIP LP, its sole Member
By: BLUE OWL REAL ESTATE NET LEASE TRUST, its general partner

By: /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer

[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

Blue Owl Real Estate Exchange Depositor LLC,
a Delaware limited liability company
By: : BLUE OWL REAL ESTATE EXCHANGE LLC, its Sole Member
By: BLUE OWL REAL ESTATE EXCHANGE TRS LLC, its Sole Member
By: BLUE OWL NLT OPERATING PARTNERSHIP LP, its sole Member
By: BLUE OWL REAL ESTATE NET LEASE TRUST, its general partner

By: /s/ Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer

[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

    MVMCPA001 LLC,
    a Delaware limited liability company

    By: Blue Owl NLT Operating Partnership LP, a Delaware limited partnership, its shareholder

    By: Blue Owl Real Estate Net Lease Trust, a Maryland statutory trust, its general partner

    By: /s/ Michael Reiter
    Name: Michael Reiter
    Title: Chief Operating Officer

    By: MVMCPA001 SM LLC, a Delaware limited liability company, its shareholder

By: Blue Owl NLT Operating Partnership LP, a Delaware limited partnership, its sole member

    By: Blue Owl Real Estate Net Lease Trust, a Maryland statutory trust, its general partner

    By: /s/ Michael Reiter
    Name: Michael Reiter
    Title: Chief Operating Officer

[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

KEYBANK NATIONAL ASSOCIATION, as Agent

By: /s/ Joshua Mayers
Name: Joshua Mayers
Title: Senior Vice President
[Blue Owl NLT – Incremental Revolving Credit Commitment Assumption Agreement]

STANDARD CHARTERED BANK, as a Lender

By: /s/ Noubar Sofoian
Name: Noubar Sofoian
Title: Executive Director, CRE Americas